SECURITIES AND EXCHANGE COMMISSION
    "Washington, D. C. 20549"


    Form 8-K

    CURRENT REPORT

    Pursuant to Section 13 or 15(d) of
    the Securities Exchange Act of 1934



    10-December-98
    Date of Report
    (Date of earliest event reported.)


    SECURITY PACIFIC HOME EQUITY TRUST 1991-A
    (Exact name of registrant as specified in its charter.)



         California               33-38480            33-6097533
   (State of Organization     (Commission File     (IRS Employer
        of registrant)            Number)     Identification No.)



"c/o CC Financial Services Inc., as Master "
"Servicer 300 St. Paul Place, Baltimore, Maryland 21202"
                           (410) 332-7714

"(Address of Registrant's principal executive office, including "
"Zip Code, and Registrant's telephone number, including area code)"



                    Not Applicable
    "(Registrant's former name or address,"
    if changed since last report)




            Total Number of Sequentially

                        Numbered Pages.....................   10

                       Exhibit Index Appears on Page......    5






    INTRODUCTORY NOTE

"The Registrant, Security Pacific Home Equity Trust "
"1991-A (the ""Trust""), is a trust formed pursuant to a Pooling and "

"Servicing Agreement""), by and among CC Financial Services Inc."

"(formerly Security Pacific Financial Services Inc.), First Fenwick "

"Mortgage Corporation,  CC Consumer Discount Company "
"(formerly Security Pacific Consumer Discount Company),"
CC Finance Credit Corp. (formerly Security Pacific Finance
"Credit Corp.), CC Financial Services of Des Moines Inc. (formerly"
"Security Pacific Financial Services of Des Moines Inc.), Security "
"Pacific Financial Services of Iowa Inc., CC Financial Services of "
Minnesota Inc. (formerly Security Pacific Financial Services of
"Minnesota Inc.), CC Financial Services of West Virginia Inc. (formerly" "Security Pacific Financial Services of West Virginia Inc.), Security"
Pacific Industrial Loan Company (now Security Pacific Financial
"Services of Washington Inc.) and Security Pacific Realty Corp., as sellers " "(the ""Sellers""), CC Financial Services Inc. (formerly Security Pacific " "Financial Services Inc.), as master servicer (the ""Master Servicer""), and" "the First National Bank of Chicago, as trustee (the ""Trustee"") The Trust," "which is the issuer of Home Equity Loan Certificates, Class A-1, Class A-2," "Class B and Class R (the ""Certificates""), became subject to the reporting " requirements under Section 13 of the Securities Exchange Act of 1934
"(the ""Exchange Act"") when the Registration Statement (No. 33-38480) on"
"Form S-11 (the ""Registration Statement""), filed by the Sellers on behalf of " "the Trust, became effective."

Each Certificate evidences an undivided ownership interest in the Trust. "The property of the Trust consists of a pool of fixed-rate, closed-end," "simple interest home equity loans (the ""Home Equity Loans"")" "originated or acquired by the Sellers, most of which are secured by" "first, second or third priority mortgages or deeds of trust on one- " to four-family residential properties and certain moneys received "thereunder on and after January 26, 1991, a collection account, a " "reserve account, and certain other assets. The Sellers transferred " Home Equity Loans with an aggregate principal balance of "$1,305,221,545.51 to the Trust on February 25, 1991."

The Certificates consist of two classes of senior
"certificates (the Class A-1 Certificates"" and the ""Class A-2 " "Certificates"") and two classes of subordinated certificates (the " "Class B Certificates and the ""Class R Certificates""). The Class " "A-1, Class A-2 and Class B Certificates, in an aggregate " "principal amount of $1,305,221,545.51, were offered to the public " "pursuant to a prospectus, dated February 20, 1991 (""the " Prospectus).

The Trust filed an Application for Exemptive Order with
"the Securities and Exchange Commission (the ""Commission""), " pursuant to Section 12(h) of the Securities Exchange Act for an exemption from certain reporting requirements under Section 13 of the Exchange Act. A no-action letter was issued by the "Commission on September 30, 1991. The Trust is filing this Form " 8-K in accordance with the terms of such no-action letter.

Rider X
Pursuant to the terms of the Pooling and Servicing Agreement effective November 25, 1998, the Mater Servicer will purchase all of the remaining assets of the Trust. Accordingly, the December 10, 1998 Distribution Date will be the final Distribution Date with respect to the Certificates, and the Monthly Servicing Report filed as an exhibit hereto shall be the final Monthly Servicing Report.









Item 7.  Financial Statement and Exhibits

(c) Exhibits

The following exhibits are filed as part of this report.

        Exhibit No.          Description

-21      Final Monthly Servicing Report covering the period
"of October 26, 1998 through November 25, 1998."

-25      Power of Attorney of The First National Bank
of Chicago. *






















_____________________________________________
    * Previously filed as an exhibit to Registrant's Monthly
"Report on Form 8-K dated September 10, 1997 and incorporated" herein by reference









    SIGNATURES


          Pursuant to the requirements of the Securities Exchange
"Act of 1934, as amended, the Registrant has duly caused this "
Report to be signed on its behalf by the undersigned thereunto duly authorized.



SECURITY PACIFIC HOME EQUITY
TRUST 1991-A

"Date: December 5, 1998"     THE FIRST NATIONAL BANK OF
"CHICAGO, as Trustee"




By /s/Donna A. Byrne
Donna A. Byrne
Vice President & Deputy Controller



































    EXHIBIT INDEX


-21 Final Monthly Servicing Report covering the period
"from October 26, 1998 through November 25, 1998. "

-25 Power of Attorney of The First National Bank of Chicago. *































_____________________________________________
    * Previously filed as an exhibit to Registrant's Monthly
"Report on Form 8-K dated September 10, 1997 and incorporated" herein by reference